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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2007
                               (October 24, 2007)

                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                    001-33016                  68-0629883
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(State or other jurisdiction of       Commission              (I.R.S. Employer
 incorporation or organization)       File Number            Identification No.)

16701 Greenspoint Park Drive, Suite 200
            Houston, Texas                                           77060
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(Address of principal executive offices)                           (Zip Code)


                                 (281) 408-1200
                                ----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report of Completed Interim Review.

     Management of Eagle Rock Energy G&P, LLC ("G&P"), the general partner of Eagle Rock Energy GP, L.P., which is the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"), intends to correct certain accounting errors discovered in the second quarter 2007 financial statement information of subsidiaries of the Partnership, acquired from Laser Midstream Energy, L.P. ("Laser") during the second quarter of 2007 (see the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4,
2007). Management has determined that the previous accounting treatment resulted in an overstatement of the Partnership's gross revenues and cost of goods sold for the second quarter of 2007 by approximately $25.6 million, but because costs were overstated by the same amount as revenue, there was no resulting impact on second quarter 2007 margins, net income/loss, cash flows, members' equity, Adjusted EBITDA, Segment Profit, or balance sheet.

     The accounting matters regarding the acquired subsidiaries' second quarter 2007 financial statement information only impact the Partnership's South Texas Segment and relate solely to two items: (i) marketing service agency agreements and (ii) intra-segment transactions. Certain of the subsidiaries' marketing service agency agreements were accounted for on a "gross" revenue basis -- recording gross revenues and gross expenses related to the natural gas transaction covered by the agency agreements as if title and/or credit risk had effectively passed to the Partnership, rather than on a "net" revenue basis -- recording only the agency fee as revenue, properly reflecting the fact that neither title nor credit risk actually passed to the Partnership. The subsidiaries also recorded a number of intra-segment transactions related to the South Texas Segment, and these intra-segment transactions were not properly eliminated as part of the consolidation of financial statement information for the second quarter of 2007, resulting in an overstatement of revenues and costs by an equal amount.

     Management discovered these accounting matters during preparation of its third quarter financial statements. After discussions between management and the Audit Committee of the Board of Directors of G&P, on October 24, 2007, management, at the direction of the Audit Committee, concluded that the Partnership should restate previously issued interim unaudited condensed consolidated financial statements for the three and six months ended June 30, 2007 to reflect the correct accounting treatment for these items. Accordingly, the Partnership will file, as soon as possible, a restatement amendment to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

     In light of the restatement of interim financial information, the unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets previously issued by the Partnership as of and for the three and six months ended June 30, 2007 should no longer be relied upon.

     Management believes that the net effect of adjustments that will be made in the restatement will be to reduce total revenues for the three and six months ended June 30, 2007 by approximately $25.6 million and to reduce total cost of goods sold for the same periods by an equal amount. Management also believes that the restatement will have no impact on the Partnership's previously reported margins, net income/loss, cash flows, members' equity, Adjusted EBITDA, Segment Profit, or balance sheet.

     The Audit Committee and management of G&P, on behalf of the Partnership, have discussed the foregoing matters with the Partnership's independent registered public accounting firm, Deloitte & Touche LLP, and will continue to discuss with Deloitte & Touche LLP during the Partnership's preparation and filing of the Form 10-Q/A for the second quarter.

     Adjusted EBITDA is defined as net income (loss) plus income tax, interest-net, depreciation and amortization expense, other non-cash operating expenses less non realized revenues risk management loss (gain) activities and less net income from discontinued operations.

     Segment Profit (loss) is defined as sales to external customers minus cost of natural gas and natural gas liquids and other cost of sales for the midstream segments and royalty income and lease bonus income less production taxes and depletion for the upstream segment. Sales to external customers for the corporate column include the impact of the risk management activities.

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Item 7.01. Regulation FD Disclosure.

     On October 25, 2007, the Partnership issued a press release announcing that management, at the direction of the Audit Committee of the Board of Directors of G&P, has concluded that the Partnership should restate certain previously issued interim unaudited condensed consolidated financial statements for the three and six months ended June 30, 2007. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------
          99.1           Press Release of Eagle Rock Energy Partners, L.P. dated
                         October 25, 2007.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EAGLE ROCK ENERGY PARTNERS, L.P.

                                            By: Eagle Rock Energy GP, L.P.,
                                                its general partner

                                            By: Eagle Rock Energy G&P, LLC,
                                                its general partner


Date: October 25, 2007                      By: /s/ Joseph A. Mills
                                                --------------------------------
                                                Joseph A. Mills
                                                Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------
99.1                     Press Release of Eagle Rock Energy Partners, L.P. dated
                         October 25, 2007.